Exhibit 99.1

Safe harbor

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding LinkedIn Corporation’s (“LinkedIn” or the “Company”) future results of operations and financial position, including preliminary financial results for the quarter ended March 31, 2011, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. The Company has based these forward-looking statements largely on its current estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Moreover, the
Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.
You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Except as required by law, the
Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in the Company’s expectations.
The Company’s filings with the Securities and Exchange Commission are available to you and you should read the documents the Company has filed with the SEC for more complete information about the Company.  You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov.

Jeff Weiner
1st
Chief Executive Officer at LinkedIn
San Francisco Bay Area | Internet
Send Message
View Profile

LinkedIn

3 LinkedIn Overview

What is the single most important driver of long-term value creation within a company? 4

5

”

NATIONAL BESTSELLER
Why Some Companies
Make the Leap...
and Others Don't
GOOD TO
GREAT
JIM COLLINS
Coauthor of the bestselling
BUILT TO LAST
JIM COLLINS
GOOD TO GREAT

LinkedIn

Jim Collins, “Good to Great”
“
Great talent builds great companies

If I were running a company
today, I would have one priority
above all others: to acquire as
many of the best people as
I could. I'd put off everything
else to fill my bus.

The LinkedIn opportunity Fundamentally transforming the way the world works Fundamentally transforming the way the world works Connect talent with opportunity at massive scale 7

Our mission Connect the world’s professionals to make them more productive and successful 8

The value we bring to our members
Identity
Connect, find and be found
LinkedIn Profile, Address Book, Search
Insights
Be great at what you do
Homepage, LinkedIn Today, Groups
Work wherever our members work
Everywhere
Mobile, APIs, Plug-Ins
Desktop
Rolodex, Resume,
Business Card
Newspapers,
Trade Magazines, Events
Opportunities that will transform the trajectory of your career
Opportunities that will transform the trajectory of your career

10 The power of LinkedIn’s network effects Member growth and engagement Relevant and valuable products & services Critical mass of data Technology platform

2
4
8
17
32
55
90
2004
2005
2006
2007
2008
2009
2010
LinkedIn Members (Millions)

LinkedIn

The world’s largest professional network
International now comprises over 50% of total membership
1 Internal data as of March 31, 2011; 2 comScore data as of March 31, 2011
1
75M
Avg Monthly Users in Q1’11
65% y/y growth
2
Page Views in Q1’11
96% y/y growth
7B+
2
Searches in Q1’11
70% y/y growth
~1B
1
100M+

Three diverse, scalable and growing business lines
2010
y/y growth
Providing passive recruiting at scale and adding
social relevancy to active job searches
Hiring Solutions
Delivering marketers targeted access to one of the most
influential, affluent and educated audiences on the web
Marketing Solutions
Enabling professionals to be more productive with
premium tools tailored by customer segment
Premium Subscriptions
182%
107%
35%
$102M
$79M
$62M

102% $243M
Total

Worldwide Labor Force
3,300M+
2
Huge global market opportunity in members
1 LinkedIn members as of March 31, 2011  |  2 Source: International Planning & Research

Worldwide Professionals
640M+
2
LinkedIn Members
100M+
1

Huge global market opportunity in monetization
Worldwide talent acquisition
and staffing services
$85B
Worldwide Internet
advertising spend

$69B
Total
B2B
$25B
Addressable
Today
$27B
1
2
1
2
1 LinkedIn estimates  2 Source: IDC
Total

Our strategy Global Monetization Professional Insights & Knowledge Sharing Professional Identity Ecosystem Viral Growth Engine 15 Technology Infrastructure Data

Scale &
Redundancy
APIs
Professional
Graph
Security
Data
Infrastructure
Service
Infrastructure
Technology infrastructure
Building an industry-leading, global platform for developing scalable, data-fueled professional networking applications

Fortune 500
FORTUNE 500+
BACK
35
Apple
Employees: 49,400
Number of Contacts: 1471
Rank: 35
CEO: Steven P. Jobs
Industry: Computers, Office Equipment
Headquarters:
1 Infinite Loop, Cupertino, CA 95014
LEADERSHIP
INVESTOR PAGE
MY CONTACTS
SAITHE, CHRIS
1st
Marketing & Product Management for
BAXTER, STEVE
1st
Designer, Creative Director
WALLSHAM, JOHN
2nd
Senior Engineering Recruiter at Apple Inc.
WALSH, MELINDA
2nd
Global Recruiting at Apple Inc.
BAJA, DONALD
2nd
Recruiter/Recruiting Manager at Apple, Inc.
AZKAN, KAY
Program Manager - iAd at Apple Inc.
PLE FINANCIALS
PL 349.64
CNNMoney.com
Current Market Cap:
Company
2010
% change
PRIVACY | TERMS OF USE | LICENSE
ADOBE & Innovation

LinkedIn

Technology infrastructure
Developing an open platform for third-party developers and publishers

Already generating as many API calls off LinkedIn as page views on LinkedIn
Already generating as many API calls off LinkedIn as page views on LinkedIn

Our strategy Viral Growth Engine Global Monetization Professional Insights & Knowledge Sharing Professional Identity Ecosystem 18 Data

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LinkedIn

Viral growth engine Increasing the number of member invitations and connections 19 Weekly Member Invitations 6/1/09 9/1/09 12/1/09 3/1/10 6/1/10 9/1/10 12/1/10 3/1/11

Our strategy Professional Identity Ecosystem Viral Growth Engine Global Monetization Professional Insights & Knowledge Sharing 20

LinkedIn
Account Type: Pro
Add Connections
Home Profile Contacts Groups Jobs Inbox Companies News More
People
Advanced
Create Beautiful Websites - Unlock the secret behind building exceptional Websites. Try it for free. - From Matt Haggerty
People
« Go back to Search Results Next »
Reid Hoffman
Entrepreneur. Product Strategist. Investor.
San Francisco Bay Area | Internet
Add Reid to your network
Send InMail
Get introduced through a connection
Save Reid's Profile
Current
Partner at Greylock
Executive Chairman and co-Founder at LinkedIn
Chair, Westcoast Advisory Board at Questbridge
Past
Education
Oxford University
Stanford University
The Putney School
Recommendations
Connections
500+ connections
Websites
Company Website
Combat global poverty
We're hiring!
Twitter
quixotic
Public Profile
Summary
Experience
Partner
Greylock
Recommendations For Reid
Member, Provost Council
College Eight, UCSC
"Reid has been invaluable to me in thinking through and executing programmatic and development strategy for College Eight. Reid has thought deeply about higher education and about how to leverage business and philanthropy toward the greater social good. Always accessible, astute and energetic, Reid has been a priceless asset." August 23, 2006
Ravi Rajan, Provost, College Eight, University of California, Santa Cruz
Additional Information
Websites:
Company Website
Combat global poverty
We're hiring!
Twitter:
quixotic
Interests:
Civil society, education, public intellectuals, values, ethics, travel, environment, technology
Groups and Associations:
Apple - Current and Former Employees
Bessemer SaaS CEO Forum
CM Summit NY 2009 - Attendees Only
Connecting for Change

LinkedIn

Connect
Summary:
Career and
Professional
Highlights
Experience /
Education
Professional identity ecosystem
The professional profile of record
Professional
Details
Groups /
Associations
Recommendations

Web Images Video Local Shopping News More
Web Images Videos Shopping News Maps More | MSN Hotmail
steve sordello
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View Steve Sordello's professional profile on LinkedIn. LinkedIn is the world's largest business network, helping professionals like Steve Sordello discover ...
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Steve Sordello
Chief Financial Officer - LinkedIn
San Francisco Bay Area | Internet
In Common: 244 shared connections
Steve Sordello Out of your network
Owner, Interstate Fence Company
San Francisco Bay Area | Construction
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LinkedIn

Professional identity ecosystem The definitive professional search engine 22

Our strategy Professional Insights & Knowledge Sharing Professional Identity Ecosystem Viral Growth Engine Global Monetization 23 Data

Share an update
Attach a link
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LinkedIn Today
See all headlines »
LinkedIn Surpasses 100 Million Users
Women Hold Fewer Than a Third of Top News Media...
Will Social Media Replace Surveys as a Research...
All Updates · Shares · Companies · More
Search Updates
DJ Patil is now connected to Craig Katz and Joe Fernandez
Adam Lashinsky, M. Jackson Wilkinson, Wes Mason, Koos Groenewoud, Mark Yolton, Dennis Forgrave and 6 other connections have new photos
LinkedIn has 7 new hires and 23 new job opportunities
Jakob Heuser LinkedIn clears the 100 million users mark, complete with an awesome infographic that breaks down those who those people are.
LinkedIn Surpasses 100 Million Users
LinkedIn has announced that it has finally reached a major milestone: 100 million users and counting. The company, founded in December 2002 and launched in May 2003, reached profitability fairly...
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People You May Know
Louis Willacy, General Counsel & VP of Business Development for
Connect
Brian Pane, Internet technology and product executive
Connect
Craig S. Nakano, Principal UX Architect at Zynx Health
Connect
See more »
An exceptional all-rounder. Cayenne S
Explore
Who's Viewed Your Profile?
84 Your profile has been viewed by 84 people in the past day.
29 You have shown up in search results 29 times in the past day.
Your LinkedIn Network
1,281 Connections link you to 10,057,115+ professionals
14,525 New people in your Network since March 20

LinkedIn

Critical Mass Connections Context Data Professional insights and knowledge sharing Your professional dashboard 24

LINKEDIN TODAY · MAY 2
The most shared news on LinkedIn Take the tour »
Powered by twitter + LinkedIn
FRONT PAGE
INTERNET
IT
MARKETING &...
ONLINE MEDIA
COMPUTER...
MANAGEMENT...
BROWSE ALL
SAVED (0)
CHART: Suddenly, LinkedIn Is A Traffic Firehose
EDIT
Visits To Business Insider Referred By LinkedIn
182 »
businessinsider.com
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Save
Who knew? Out of nowhere, Business Insider started seeing real referral traffic from LinkedIn last month. The chart below illustrates the spike.
Trending in Computer Software and Internet
Twitter To Buy TweetDeck For $40 Million – $50 Million
HOW TO: Get Your Employees On Board With
CHART: Suddenly, LinkedIn Is A Traffic Firehose
Search any topic
TOP SOURCES
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MCKINSEYQUARTERLY.COM SEE ALL »
mckinseyquarterly.com
Eric Schmidt on business culture, technology, social
231 »
mckinseyquarterly.com
Unannounced Amazon Tablet reportedly to ship in second
61 »
Global cities of the future: An interactive map - McKinsey
mckinseyquarterly.com
11 shares
Seven steps to better brainstorming - McKinsey
mckinseyquarterly.com
21 shares
Four lessons for transforming African agriculture - McKinsey
mckinseyquarterly.com

Context Data Connections Professional insights and knowledge sharing Your essential source for business intelligence 25 Critical Mass

Global Monetization
Professional Insights & Knowledge Sharing
Technology Infrastructure

LinkedIn

Our strategy Professional Identity Ecosystem Viral Growth Engine 26 Data

Linked in Recruiter Corporate
Support · Training · Contract LinkedIn Enterprise Marketing · Seat: Steve Pecko (Sign out)
Home
Clipboard 2
Projects
Searches
Jobs
Inbox
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People
Advanced
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mergers OR arbitrage
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Current Company
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Location
All Locations
United States (9,4
Greater New York City Area (2,896)
United Kingdom (1,310)
India (1,163)
Greater Chicago Area (699)
Hong Kong (113)
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Investment Banking (154)
Financial Services (113)
Law Practice (72)
Sort by: Keyword relevance
113 results
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Managing Director, Mergers & Acquisitions, Global Investment Banking Asia Pacific at Citigroup
Hong Kong | Financial Services
Current: Managing Director, Mergers & Acquisitions, Global Investment Banking Asia Pacific at Citigroup
Hong Kong | Financial Services
Current: Head of Asia Mergers & Acquisitions, Managing Director at Merrill Lynch
Education: Georgetown University
Keywords: ... Head of Asia Mergers & Acquisitions, Managing Director at Merrill Lynch Georgetown University bsba Finance ...
Network Info: 0 recommendations, 5 connections
Profile Activity: No profile activity
Director at UBS Wealth Management
Hong Kong | Financial Services

Global monetization: Hiring Solutions
- An unprecedented opportunity: passive recruiting at scale
- 73 of the Fortune 100 are using LinkedIn Hiring Solutions

Sherri Wang
Michael Cho
LinkedIn Recruiter: Search Results (113)  Save this search
Keyword: (mergers OR arbitrage) - Location: Hong Kong, China - Industry: Financial Services

Narrow your target audience using the options below. Filter LinkedIn members by:
Geography
Company
Job Title
Select specific job titles
Executive Officer x
Chief Executive Officer x
Founder x
Vice President x
Executive Vice President x
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Chief Operations Officer
Chief Operating Officer
Chief Financial Officer
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Group
Need a Financial Advisor?
Professional planning and tax preparation for 2010
www.mackenziedrake.com
From: Mackenzie Drake

The new Business Class
by Cathay Pacific Airways
Our new Business Class is our most versatile yet, with a perfect balance of privacy and openness.
CATHAY PACIFIC
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84
29
1,281
14,525

Linked in
Companies > Cathay Pacific Airways
Overview
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Cathay Pacific Airways Product and Service Spotlight
Cathay Pacific Airways has 2,824 followers
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3 Products & Services
32 Recommendations
6 people in your network recommend Cathay Pacific Airways
Cathay Pacific Airways Products and Services
Cathay Pacific new Business Class
30 recommendations

PHILIPS
Innovations in Health
Discussions
Latest Discussions
How do we kill rogue cells? Assassin's tricks revealed in Nature today
Most Popular Discussions
PHILIPS

LinkedIn

Global monetization: Marketing Solutions
Targeting one of the most affluent and influential audiences on the web

Self-Service Platform
Custom groups / Sponsorship
LinkedIn Company Pages
Display / Social Ads

Sharpen your focus on the best talent
7 InMails, 5 responses, 1 hire, 30 minutes. My LinkedIn premium account has made a huge impact.
Features
Contact anyone on LinkedIn with InMail -- Response Guaranteed!
Pinpoint candidates with advanced search filters
See more candidates when you search
Search for top talent within your groups
Save and manage your candidate pipeline
Show more...
Finding the right people just got easier
I've found contractors, experts and business partners with the tools in my Premium account.
Business
Annual: $19.95/month*
Monthly: $24.95/month
Business Plus
Annual: $39.95/month*
Monthly: $49.95/month
Executive
Annual: $74.95/month*
Monthly: $99.95/month
Upgrade
Features
Contact anyone directly with InMail -- Response Guaranteed!
3 ($30 value)
10 ($100 value)
25 ($250 value)
See more profiles when you search
300
500
700
Zero in on profiles with Premium Search Filters
Premium Filters
Premium Filters
Premium + Talent Filters
See expanded profiles of everyone on LinkedIn
Yes
Yes
Yes
Who's Viewed My Profile: Get the full list
Yes
Yes
Yes
Show more...
Looking for other premium accounts?
Easily find and contact top prospects and opportunities with LinkedIn Premium Account.
View plans »
Searching for top talent?
Find ideal candidates for your company with a Talent Finder Premium Account.
View plans »

LinkedIn

Global monetization: Subscriptions
Premium tools tailored by customer segment
Subscription targeted to
member based on profile
data and activity
Recommended
subscription for
the individual
Product feature
list is presented
dynamically

DELL
xerox
NOKIA
hp
ERICSSON
SAP
Pfizer
MERCK
SIEMENS
PHILIPS
AMERICAN EXPRESS
citigroup
JPMorgan
Morgan Stanley
Liberty Mutual.
Bank of America
Merrill Lynch
accenture
pwc
Sapient
ebay
NETFLIX
Chevron
at&t
amazon
zynga

LinkedIn

Blue-chip enterprise companies and thousands of SMB
customers derive value from LinkedIn on a global basis
150K+
27%
International
Revenue
Small Business
Customers
TECHNOLOGY

PROFESSIONAL
SERVICES
CONSUMER HEALTH CARE FINANCIAL

Our strategy 31 Global Monetization Professional Insights & Knowledge Sharing Professional Identity Ecosystem Viral Growth Engine Data

RESEARCH
FEEDBACK
INNOVATION
QUALITY ASSURED
PRODUCT
MESSAGE
DURABILITY
SAFETY

LinkedIn

Increasing investment for long-term growth
Scale hardware and
software to enhance site
performance and accelerate
development cycles
Execute robust product
roadmap to enhance growth,
engagement and
monetization
Infrastructure Product Development
Expand global footprint by
launching new languages
and sales offices
International Growth
Meet increasing demand
across multiple business
lines
Sales Force

greylockpartners.
ACCEL
YAHOO!
TiVo
Ask.com
Adobe
Microsoft
Audience Science
YAHOO!
CISCO
EA
PMC
PMC-SIERRA
Bank of America
ADVENT
sgi
YAHOO!
altavista
EPOCH
Merrill Lynch
YAHOO!
Google
SumTotal
CREATIVE
Cooley

LinkedIn

The talent to make it happen
Steve Cadigan
Vice President, People Operations
www.linkedin.com / in / cadigan
Mike Gamson
Senior Vice President,
Global Sales
www.linkedin.com/ in / mikegamson
Steve Sordello
Chief Financial Officer
www.linkedin.com / in / stevesordello
Deep Nishar
Senior Vice President, Products
and User Experience
www.linkedin.com/ in / deepnishar
Erika Rottenberg
Vice President, General Counsel
and Secretary
www.linkedin.com / in / erikarottenberg
David Henke
Senior Vice President, Operations
and Engineering
www.linkedin.com / in / drhenke
Nick Besbeas
Vice President, Marketing
http://www.linkedin.com / in / nickbesbeas
Jeff Weiner
Chief Executive Officer
www.linkedin.com / in / jeffweiner08
Robby Kwok
Head of Corporate Development
www.linkedin.com / in / robbykwok

Steve Sordello Chief Financial Officer at LinkedIn San Francisco Bay Area | Internet 34 Financial Overview 1st Send Message Send Message View Profile

120
100
80
60
40
20
0
21
38
64
102
Q1'08
Q1'09
Q1'10
Q1'11

80
60
40
20
0
7
15
46
75
Q1'08
Q1'09
Q1'10
Q1'11

8
7
6
5
4
3
2
1
0
0.3
1.1
3.6
7.1
Q1'08
Q1'09
Q1'10
Q1'11

LinkedIn

Rapid growth in key metrics
Worldwide

1 At period end
2 Average monthly number over the three months ended
3 Over the three months ended
Source: comScore
(Millions) (Millions) (Billions)
Cumulative Registered Members
59% y/y growth
Average Monthly Unique Visitors
65% y/y growth
Total Page Views
96% y/y growth
2 1 3

100
80
60
40
20
0
Premium Subscriptions
Marketing Solutions
Hiring solutions
$14
$19
$20
$25
$23
$28
$30
$39
$45
$55
$62
$82
$94
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2008
2009
2010
2011

LinkedIn

($ millions) Quarterly Revenue Accelerating revenue growth Q1 2011 +110% y/y 2008: $79M 2009: $120M +52% 2010: $243M +102% 36

Payments Platform
Corporate Solutions
Recruiter
Jobs
Recruitment Media
Job Postings
Subscriptions
Talent Finder
Display Ads
LinkedIn Ads
Business Subscription
Hiring
Solutions
Premium
Subscriptions
Marketing
Solutions
SaaS business built on a consumer web platform
Online / offline mix results in monthly recurring revenue and high margin self-serve business

Attractive financial model
Strong revenue growth
Diversified and proven revenue models
Visibility into future revenues
Significant operating leverage
Investing aggressively for growth
Strong balance sheet

Our vision Create economic opportunity for every professional in the world 39

Adjusted EBITDA and Non-GAAP Expenses

To provide investors with additional information regarding our financial results, we have disclosed adjusted EBITDA, a non-GAAP financial measure, and certain expenses on a non-GAAP basis. We have provided below a reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, and a reconciliation of these non-GAAP expenses to their most directly comparable GAAP financial measure.
We have included these non-GAAP financial measures because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-
term operational plans. In particular, the exclusion of certain expenses in calculating adjusted EBITDA and these non-GAAP expenses can provide a useful measure for period-to-period comparisons of our core business. Additionally, adjusted EBITDA is a key financial measure used by the compensation committee of our board of directors in connection with the payment of bonuses to our executive officers. Accordingly, we believe that adjusted EBITDA and these non-GAAP operating expenses provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.
Our use of adjusted EBITDA and non-GAAP expenses has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
•adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•adjusted EBITDA and non-GAAP expenses do not consider the potentially dilutive impact of equity-based compensation. Equity-based compensation expenses are recurring and, for the foreseeable future, will continue to be a significant recurring expense in our business as it represents an important part of our employees’ compensation and impacts their performance;
•adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us; and
•other companies, including companies in our industry, may calculate adjusted EBITDA and non-GAAP expenses differently, which reduces their usefulness as a comparative measure.
Because of these limitations, you should consider adjusted EBITDA and non-GAAP expenses alongside other financial performance measures, including various cash flow metrics, net income (loss) and our other GAAP results.

2007 2008 2009 2010 Q1'11
Revenue $32.5 $78.8 $120.1 $243.1 $93.9
Cost of Revenue (GAAP) 7.4 18.6 25.9 44.8 16.8
SBC included in cost of revenue 0.1 0.3 0.4 0.4 0.2
Cost of revenue (Non-GAAP) 7.3 18.3 25.5 44.4 16.6
Gross margin % (Non-GAAP) 78% 77% 79% 82% 82%
Sales and marketing (GAAP) 5.0 17.0 26.8 59.0 29.4
SBC included in sales and marketing 0.2 0.5 0.7 1.2 1.1
Sales and marketing (Non-GAAP) 4.9 16.5 26.2 57.8 28.3
Sales and marketing as a % of revenue (Non-GAAP) 15% 21% 22% 24% 30%
Research and development (GAAP) 11.6 29.4 39.4 65.1 24.7
SBC included in research and development 0.6 1.2 2.3 3.2 1.6
Research and development (Non-GAAP) 11.0 28.2 37.1 61.9 23.1
Research and development as a % of revenue (Non-GAAP) 34% 36% 31% 25% 25%
General and administrative (GAAP) 6.8 13.0 19.5 35.1 13.6
SBC included in general and administrative 1.0 2.6 2.8 3.9 1.0
General and administrative (Non-GAAP) 5.9 10.4 16.7 31.1 12.7
General and administrative as a % of revenue (Non-GAAP) 18% 13% 14% 13% 13%
Reconciliation of GAAP to Non-GAAP expenses

($ millions)

$ millions) 2007 2008 2009 2010 Q1'11
Net income (loss) $0.3 ($4.5) ($4.0) $15.4 $2.1
Provision (benefit) for income taxes 0.0 0.3 0.8 3.6 (0.3)
Other (income) expense, net (0.8) (1.3) (0.2) 0.6 (0.4)
Depreciation and amortization 2.1 6.4 11.9 19.6 8.2
Stock-based compensation 1.8 4.6 6.2 8.8 3.8
Adjusted EBITDA 3.5 5.5 14.7 48.0 13.3
Reconciliation of Adjusted EBITDA

($ millions)